BANKATLANTIC BANCORP, INC.
                             (a Florida corporation)

                                3,000,000 Shares
                              Class A Common Stock


                             UNDERWRITING AGREEMENT

                                                            ________ ____, 1997

RYAN, BECK & CO., INC.
As Representative of the several Underwriters
220 South Orange Avenue
Livingston, New Jersey 07039

Dear Sirs:

          BankAtlantic Bancorp, Inc., a Florida corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the underwriters listed in Schedule A hereto (the "Underwriters"), for whom you are acting as representative (the "Representative"), 3,000,000 shares of the Company's Class A common stock $0.01 par value per share. The aforesaid 3,000,000 shares ("Initial Common Securities") and all or any part of the 450,000 shares subject to the option described in Section 2 hereof ("Option Common Securities") are collectively herein referred to as the "Common Securities" or the "Securities." The Initial Common Securities are to be sold to each Underwriter, acting severally and not jointly, in such amounts as are set forth in Schedule A hereto opposite the name of such Underwriter. The Company also grants to the Underwriters the option described in Section 2 to purchase all or any part of an additional 450,000 shares of the Securities to cover over-allotments. The Company has, outstanding, shares of class A common stock, $0.01 par value per share ("Class A Common Stock") and shares of class B common stock, $0.01 par value per share ("Class B Common Stock"). The Debt Securities are convertible at any time prior to maturity, unless previously redeemed, into shares of Class A Common Stock.

                  The initial public offering price for the Securities and the purchase price to be paid by the Underwriters for the Securities, shall be agreed upon by the Company and the Representative, acting on behalf of the several Underwriters, and such agreement shall be set


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forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication between the Company and the Representative and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Securities will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and all references herein to "this Agreement" shall be deemed to include, the Price Determination Agreement.

                  The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-______) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses, and, if such registration statement has not become effective, the Company will prepare and file, prior to the effective date of such registration statement, an amendment to such registration statement, including a final prospectus. Each prospectus used before the time such registration statement becomes effective is herein called a "preliminary prospectus". Such registration statement, including the exhibits thereto (excluding any Form T-1 other than Item 2 to Form T-1) and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it becomes effective and including documents filed after such effective time under the Securities Exchange Act of 1934, as amended (the "1934 Act") is herein called the "Registration Statement", and the prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, included in the Registration Statement at the time it becomes effective is herein called the "Prospectus" except that, if any revised prospectus provided to the Underwriters by the Company for use in connection with the offering of the Securities differs from the prospectus included in the Registration Statement at the time it becomes effective (whether or not such prospectus is required to be filed pursuant to Rule 424(b)), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first furnished to the Underwriters for such use.

          The Company understands that the Underwriters propose to make a public offering of the Securities (the "Offering") as soon as possible after the Registration Statement becomes effective. The Underwriters may assemble and manage a selling group of broker-dealers that are members of the National Association of Securities Dealers, Inc. ("NASD") to participate in the solicitation of purchase orders for the Securities under a selected dealer agreement, the form of which is set forth as Exhibit B to this Agreement.

                  Section 1.  REPRESENTATIONS AND WARRANTIES.

                  (a) The Company represents and warrants to and agrees with each of the Underwriters that:

                  (i) The Company meets the requirements for use of Form S-3 under the 1933 Act and when the Registration Statement on such form shall become effective and at all times

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         subsequent thereto up to the Closing Time referred to below and with respect to Option Securities, up to the Date of Delivery referred to below, (A) the Registration Statement and any amendments and supplements thereto will comply in all material respects with the requirements of the 1933 Act and the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"); (B) neither the Registration Statement nor any amendment or supplement thereto will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (C) neither the Prospectus nor any amendment or supplement thereto will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters expressly for use in the Registration Statement or the Prospectus, or any information contained in any Form T-1 (other than Item 2 to such Form T-1) which is an exhibit to the Registration Statement. The statements contained under the caption "Underwriting" in the Prospectus constitute the only information furnished to the Company in writing by the Underwriters expressly for use in the Registration Statement or the Prospectus.

                  (ii) The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were filed with the Commission, complied in all material respects with the requirements of the 1934 Act, and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together and with the other information in the Prospectus, at the time the Registration Statement becomes effective and at all times subsequent thereto up to the Date of Delivery, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in each case after excluding any statement that does not constitute a part of the Registration Statement or the Prospectus pursuant to Rule 412 of the 1933 Act Regulations.

                  (iii) KPMG Peat Marwick LLP, who are reporting upon the audited financial statements included or incorporated by reference in the Registration Statement, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                  (iv) This Agreement has been duly authorized, executed and delivered by the Company and, when duly executed by the Representative, will constitute the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, or reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

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                  (v) The consolidated financial statements, audited and
         unaudited (including the Notes thereto), included or incorporated by reference in the Registration Statement present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and its subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise stated therein. The financial statement schedules, if any, included in the Registration Statement present fairly the information required to be stated therein. The selected financial and statistical data included in the Prospectus are accurate in all material respects and present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included or incorporated by reference in the Registration Statement.

                  (vi) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Indenture. The Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise.

                  (vii) The Company is duly registered with the Office of Thrift Supervision as a savings and loan holding company under the Home Owners' Loan Act as amended; each subsidiary of the Company that conducts business as a savings association is duly authorized to conduct such business in each jurisdiction in which such business is currently conducted, except to the extent that the failure to be so authorized would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise; and the deposit accounts of BankAtlantic, A Federal Savings Bank (the "Bank") are insured by either the Savings Association Insurance Fund or Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), up to the maximum allowable limits thereof. The Company has all such power, authority, authorization, approvals and orders as may be required to enter into this Agreement, to carry out the provisions and conditions hereof and to issue and sell the Securities.

                  (viii) The Bank is a federally chartered savings association duly organized, validly existing and in good standing under the laws of the United States with corporate power and authority under such laws to own, lease and operate its properties and conduct its business; the Bank is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a

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         nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Bank and its subsidiaries, considered as one enterprise. All of the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company directly or through one or more subsidiaries, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, except as disclosed in Note 10 to the consolidated financial statements in the Prospectus.

                  (ix) Except for the Bank, the Company does not have any "significant subsidiaries" as defined in Rule 1-02 of Regulation S-X under the 1933 Act.

                  (x) The Company had at the date indicated a duly authorized and outstanding capitalization as set forth in the Prospectus under the caption "Capitalization"; the capital stock of the Company and the Securities conform in all material respects to the description thereof contained or incorporated by reference in the Prospectus and such description conforms to the rights set forth in the instruments defining the same. Subsequent to such date, the Company has not issued, and other than under the Company's existing option plans, savings plan pursuant to Section 401(k) of the Internal Revenue Code ("401(k) savings plan"), savings plan or outstanding warrants, is not obligated to issue, any other shares of capital stock; without limiting the generality of the foregoing and except for options to purchase __________ shares of Class A Common Stock granted pursuant to the Company's 1996 Stock Option Plan (a plan through which options for up to an additional __________ shares of Class A Common Stock may be granted) and except for options to purchase __________ shares of Class B Common Stock granted pursuant to the Company's other option plans (plans through which options for up to an additional __________ shares of Class B Common Stock may be granted) there are no options, warrants, calls, employee benefit or other plans, preemptive rights or commitments of any character relating to the authorized but unissued capital stock or any other equity security of the Company or the Bank, except as disclosed in Note 10 to the consolidated financial statements in the Prospectus.

                  (xi) The Common Securities have been duly and validly authorized and, when issued against full payment of the purchase price therefore specified in this Agreement, will be validly issued, fully paid and non-assessable; no holder thereof will be subject to personal liability solely by reason of being such a holder; the Common Securities are not subject to the preemptive rights of any stockholder of the Company.

                  (xii) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, and none of the outstanding shares of capital stock was issued in violation of the preemptive rights of any stockholder of the Company.

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                  (xiii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not been (A) any material adverse change in the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (B) any transaction entered into by the Company or any subsidiary, other than in the ordinary course of business, that is material to the Company and its subsidiaries, considered as one enterprise, or (C) any dividend or distribution of any kind declared, paid or made by the Company on its capital stock, excluding the regular quarterly dividend paid on Class B Common Stock and the regular quarterly dividend paid on the Class A Common Stock. Neither the Company nor the Bank has any material liability of any nature, contingent or otherwise, except as set forth in the Prospectus.

                  (xiv) Neither the Company nor the Bank is in violation of any provision of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject, except for such defaults that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise. The execution and delivery of this Agreement by the Company, the issuance and delivery of the Securities, the consummation by the Company of the transactions contemplated in this Agreement and the transactions contemplated in the Registration Statement in connection with the issuance and delivery of the Securities and compliance by the Company with the terms of this Agreement have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or by-laws of the Company or the Bank, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary under (A) any indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any subsidiary is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise) earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise) or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of its properties.

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                  (xv) No authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (other than under the 1933 Act, the 1934 Act, the Trust Indenture Act of 1939, as amended ("TIA"), and the securities or blue sky laws of the various states), is required for the valid authorization, issuance, sale and delivery of the Securities.

                  (xvi) Except as disclosed in the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against the Company or the Bank that is required to be disclosed in the Prospectus or that could reasonably be expected to result in any material adverse change in the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise, or that could reasonably be expected to materially and adversely affect the properties or assets of the Company and its subsidiaries, considered as one enterprise, or that could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement and the Indenture; all pending legal or governmental proceedings to which the Company or the Bank is a party that are not described in the Prospectus, including ordinary routine litigation incidental to its business, if decided in a manner adverse to the Company, would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise.

                  (xvii) There are no material contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

                  (xviii) The Company and the Bank each has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as (A) are described in the Prospectus or (B) are neither material in amount nor materially significant in relation to the business of the Company and its subsidiaries, considered as one enterprise; all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or the Bank holds properties described in the Prospectus, are in full force and effect, and neither the Company nor the Bank has any notice of any material claim that has been asserted by anyone adverse to the rights of the Company or the Bank under any of the leases or subleases mentioned above, or affecting or questioning the rights of such corporation to the continued possession of the leased or subleased premises under any such lease or sublease.

                  (xix) Each of the Company and the Bank owns, possesses or has obtained all material governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, and neither the Company

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         nor the Bank has received any notice of any restriction upon, or any notice of proceedings relating to revocation or modification of, any such licenses, permits, certificates, consents, orders, approvals or authorizations.

                  (xx) Except as disclosed in the Prospectus, no labor problem exists with the employees of the Company or with employees of the Bank or to the best knowledge of the Company is imminent that could materially adversely affect the Company and its subsidiaries, considered as one enterprise, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or the Bank's principal suppliers, contractors or customers that could reasonably be expected to materially adversely affect the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise.

                  (xxi) The Securities will conform in all material respects to the respective statements relating thereto contained in the Prospectus and will be in substantially the respective forms filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement.

                  (xxii) There are no persons with registration or other similar rights to have any securities of the Company registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act; however, the Company has undertaken in connection with the issuance of its 6 3/4% Convertible Subordinated Debentures to take reasonable steps to ensure that the shares of common stock issuable upon exercise thereof may be issued without a legend restricting transfer.

                  (xxiii) Except as disclosed in the Prospectus, the Company and the Bank own or possess all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets or other unpatented and/or unpatentable proprietary or confidential information systems or procedures), trademarks, servicemarks and tradenames (collectively, "patent and proprietary rights") currently employed by them in connection with the business now operated by them except where the failure to so own, possess or acquire such patent and proprietary rights would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs, assets or business prospects of the Company and its subsidiaries considered as one enterprise, and neither the Company nor the Bank has received any notice nor is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any patent or proprietary rights, and which infringement or conflict (if the subject of any unfavorable decision, rule and refinement, singly or in the aggregate) could reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, assets or business prospects of the Company and its subsidiaries considered as one enterprise.

                  (xxiv) The Company and each subsidiary of the Company have filed all Federal, state and local income, franchise or other tax returns required to be filed and have made

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         timely payments of all taxes due and payable in respect of such returns and no material deficiency has been asserted with respect thereto by any taxing authority.

                  (xxv) The Company has filed with the New York Stock Exchange (the "NYSE") all documents and notices required by the NYSE of companies that have issued securities that are traded on the NYSE.

                  (xxvi) The Company has filed with The Nasdaq Stock Market ("Nasdaq") all documents and notices required by Nasdaq of companies that have issued securities that are traded on Nasdaq.

                  (xxvii) The Company and the Bank have no agreement or understanding with any entity concerning the future acquisition by the Company or the Bank of a controlling interest in any entity that is required by the 1933 Act or the 1933 Act Regulations to be disclosed by the Company that is not disclosed in the Prospectus; the Company and the Bank have no agreement or understanding with any entity concerning the future acquisition of a controlling interest in the Company or the Bank by any entity that is required by the 1933 Act or the 1933 Act Regulations to be disclosed by the Company that is not disclosed in the Prospectus.

          (b) Any certificate signed by any authorized officer of the Company or the Bank and delivered to the Representative or to counsel for the Representative pursuant to this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

          Section 2.  SALE AND DELIVERY TO THE UNDERWRITERS; CLOSING.

                  (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company that amount of Initial Common Securities set forth in Schedule A of the 3,000,000 Initial Common Securities at the purchase price and terms set forth in the Price Determination Agreement.

         In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 450,000 Common Securities in accordance with the terms set forth in the Price Determination Agreement. The option hereby granted will expire at 5:00 p.m. on the 30th day after the date the Registration Statement is declared effective by the Commission (or at 5:00 p.m. on the next business day if such 30th day is not a business day) and may be exercised, on one occasion only, solely for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by you to the Company setting forth the number of Option Securities as to which the several Underwriters are exercising the option and the time,

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date and place of payment and delivery for the Option Securities. Such time and date of delivery (the "Date of Delivery") shall be determined by the Representative but shall not be later than five full business days after the exercise of said option, nor in any event prior to Closing Time, as hereinafter defined, nor earlier than the second business day after the date on which the notice of the exercise of the option shall have been given. If the option is exercised as to all or any portion of the Option Securities, the Option Securities as to which the option is exercised shall be purchased by the Underwriters, severally and not jointly, in their respective underwriting obligation proportions set forth in Schedule A.

                  (b) If the Company has elected not to rely upon Rule 430A, the initial public offering price for the Securities and the purchase price for the Securities to be paid by the several Underwriters have been agreed upon and set forth herein and an amendment to the Registration Statement containing such information will have been filed before the Registration Statement becomes effective.

                  (c) Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Malizia, Spidi, Sloane & Fisch, P.C., or at such other place as shall be agreed upon by the Company and the Representative, at 9:30 a.m. on the third full business day after the effective date of the Registration Statement, or at such other time not more than seven full business days thereafter as you and the Company shall determine (such date and time of payment and delivery being herein called the "Closing Time"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned office of Malizia, Spidi, Sloane & Fisch, P.C., or at such other place as shall be agreed upon by the Company and the Representative, on the Date of Delivery as specified in the notice from the Representative to the Company. Payment for the Initial Securities and the Option Securities, if any, shall be made to the Company by funds available the same day to the Company, against delivery to the Representative for the respective accounts of the several Underwriters of certificates for the Securities to be purchased by them.

                  (d) Certificates for the Securities to be purchased by the Underwriters shall be in such denominations and registered in such names as the Underwriters may request in writing at least two full business days before the Closing Time or the Date of Delivery, as the case may be. The certificates for the Initial Securities or the Option Securities to be purchased will be made available in New York City for examination and packaging by the Underwriters not later than 10:00 a.m. on the business day prior to the Closing Time or the Date of Delivery, as the case may be.

                  (e) It is understood that each Underwriter has authorized you, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities that it has agreed to purchase. You, individually and not as Representative, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or Option Securities to be purchased by any Underwriter whose check or checks shall not have been received by the Closing Time or the Date of Delivery, as the case may be.

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                  Section 3. CERTAIN COVENANTS OF THE COMPANY. The Company
covenants with the Underwriters as follows:

                  (a) The Company will use its best efforts to cause the Registration Statement to become effective and will notify the Representative immediately, and confirm the notice in writing, (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission (iii) of any request of the Commission to amend the Registration Statement or amend or supplement the Prospectus or for additional information and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities or capital stock, for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (b) The Company will not at any time file or make any amendment to the Registration Statement, or any amendment or supplement if the Company has elected to rely upon Rule 430A, to the Prospectus (including documents incorporated by reference into such prospectus or to the Prospectus) of which the Representative shall not have previously been advised and have previously been furnished a copy, or to which the Representative or counsel for the Representative shall reasonably object.

                  (c) The Company has furnished or will furnish to you as many signed and conformed copies of the Registration Statement as originally filed and of each amendment thereto, whether filed before or after the Registration Statement becomes effective, copies of all exhibits and documents filed therewith (including documents incorporated by reference into the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act) and signed copies of all consents and certificates of experts as you may reasonably request and has furnished or will furnish to you, for each other Underwriter, one conformed copy of the Registration Statement as originally filed and of each amendment thereto (including documents incorporated by reference into the Prospectus but without exhibits).

                  (d) The Company will deliver or cause to be delivered to each Underwriter, without charge, from time to time until the effective date of the Registration Statement, as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will deliver or cause to be delivered to each Underwriter, without charge, as soon as the Registration Statement shall have become effective (or, if the Company has elected to rely upon Rule 430A, as soon as practicable after the Price Determination Agreement has been executed and delivered) and thereafter from time to time as requested during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as supplemented or amended) as such Underwriter may reasonably request.

                  (e) The Company will comply to the best of its ability with the 1933 Act and the 1933 Act Regulations, and the 1934 Act and the 1934 Act Regulations, so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If, at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of counsel for the Representative or counsel for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements.

                  (f) The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities, for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representative may designate and to maintain such qualifications in effect for a period of not less than one year from the effective date of the Registration Statement and to qualify the shares of Class A Common Stock issuable upon conversion of the Debt Securities for offering and sale upon conversion of the Debt Securities under the applicable securities laws of such states and other jurisdictions as you may designate and to maintain such qualifications in effect for such period as any Debt Securities may be issued and outstanding and shares of Class A Common Stock issuable upon conversion thereof; PROVIDED, HOWEVER, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided.

                  (g) The Company will make generally available (within the meaning of Rule 158) to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a period of at least 12 months beginning after the effective date of the Registration Statement but not later than the first day of the Company's fiscal quarter next following such effective date.

                  (h) The Company and the Bank will use the net proceeds received by them from the sale of the Securities in the manner specified in the Prospectus under the caption "Use of Proceeds".

                  (i) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act subsequent to the time the Registration Statement becomes effective.

                  (j) For a period of five years after the Closing Time, the Company will furnish to the Representative, copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports, Proxy Statements, and information as shall be furnished by the Company to its stockholders generally.

                  (k) The Company will file with the NYSE and Nasdaq all documents and notices required by the NYSE and Nasdaq, respectively, of companies that have issued securities that are traded on the NYSE and Nasdaq.

                  (l) The Company shall pay for the legal fees and related filing fees to the counsel to the Representative to prepare one or more "blue sky" surveys (each, a "Blue Sky Survey") for use in connection with the offering of the Securities as contemplated by the Prospectus and a copy of such Blue Sky Survey or surveys shall be delivered to each of the Company and the Representative.

                  (m) If, at the time the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b), copies of an amended Prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted.

                  (n) The Company will, at its expense, subsequent to the issuance of the Securities, prepare and distribute to each of the Representative, counsel to the Representative and counsel to the Company, a hard-bound copy of the documents used in connection with the issuance of the Securities.

                  (o) At or prior to the Closing Time, the Company will deliver to the Underwriter agreements (the "Lock-Up Agreements") executed by each of (i) the Company's Chairman, Vice Chairman, President, Executive Vice Presidents and their respective affiliates and (ii) its parent, BFC Financial Corporation, that for a 120 day period from the Closing Time, they will not, without your prior consent, sell, contract to sell or grant any option for the sale or otherwise dispose of, directly or indirectly, any shares of Common Stock owned by them. At or prior to the Closing Time, the Company shall deliver instructions to its transfer agent authorizing it to place stop transfer orders on the Company's ledgers. However, this subparagraph (o) shall not be construed to limit (1) the exercise of options granted by the Company to purchase shares of Common Stock obtained prior to the Closing Time by any individual subject to a Lock-Up Agreement or the sale of underlying shares of Common Stock obtained from the exercise of such options or (2) the sale of shares of Common Stock held by a BONA FIDE third party pursuant to a written pledge agreement entered into prior to the Closing Time for Common Stock owned by any person subject to a Lock-Up Agreement who defaulted after the closing Time on the written pledge agreement.

                  Section 4. PAYMENT OF EXPENSES. The Company will pay and bear all costs and expenses incident to the performance of its obligations under this Agreement, including (a) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the preliminary prospectuses and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters, (b) the preparation, printing and distribution of this Agreement, the Securities and the Blue Sky Survey, (c) the issuance and delivery of the Securities to the Underwriters, including any transfer taxes payable upon the sale of the Securities to the Underwriters, (d) the fees and disbursements of the Company's counsel and accountants, (e) NYSE filing fees,
(f) fees and disbursements of counsel to the Representative in connection with the Blue Sky Survey, (g) the qualification of the Securities under the applicable securities laws in accordance with Section 3(f) and any filing fee for review of the offering with the NASD, (h) the legal fees and expenses (other than those applicable to the Blue Sky Survey) of the Representative's counsel (such counsel's fees shall not exceed $__________) and general out-of-pocket expenses of the Representative not to exceed $__________, and (i) all other costs incident to the performance of the Company's obligations hereunder.

          If (i) the Closing Time does not occur on or before ____________ , 199___, (ii) the Company abandons or terminates the Offering, or (iii) this Agreement is terminated by the Underwriters in accordance with the provisions of
Section 5 or 10(a), the Company shall reimburse the Underwriters for all their reasonable out-of-pocket expenses, as set forth in this Section 4, including the reasonable fees and disbursements of counsel for the Representative, but excluding fees associated with the Blue Sky Survey, which shall be paid directly to the Representative's counsel.

                  Section 5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Securities that they have respectively agreed to purchase pursuant to this Agreement are subject to the accuracy of the representations and warranties of the Company contained herein or in certificates of any officer of the Company or any subsidiary delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following further conditions:

                  (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date of this Agreement or, with your consent, at a later time and date not later, however, than 5:30 P.M. on the first business day following the date hereof, or at such later time or on such later date as you may agree to in writing; at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to the Underwriters' knowledge or the knowledge of the Company shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the Representative. If the Company has elected to rely upon Rule 430A, a prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule
430A).

                  (b) At the Closing Time, you shall have received a signed opinion of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A., special securities counsel for the Company, dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the other Underwriters in form and substance reasonably satisfactory to your counsel, to the effect that:

                  (i) The Company is a corporation organized, validly existing and in good standing under the laws of the State of Florida with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus.

                  (ii) To such counsel's knowledge, the Company is qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

                  (iii) The Bank is chartered under the laws of the United States to transact the business of a federal savings bank and its charter is in full force and effect with the Office of Thrift Supervision, with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as now being conducted.

                  (iv) The deposit accounts of the Bank are insured by either the Savings Association Insurance Fund or the Bank Insurance Fund of the FDIC up to the maximum amount allowable under applicable law.

                  (v) To such counsel's knowledge, the Bank is qualified to transact business as a foreign corporation in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

                  (vi) The Company is registered as a savings & loan holding company under the Home Owners' Loan Act, as amended.

                  (vii) None of the outstanding shares of capital stock of the Company and none of the Securities was issued in violation of the preemptive rights of any stockholder of the Company.

                  (viii) The authorized capital stock of the Company at September 30, 1997 is as set forth in the Prospectus under the heading "Capitalization".

                  (ix) To such counsel's knowledge, all of the outstanding shares of capital stock of the Bank have been authorized and validly issued and are fully paid and non-assessable; all of such shares are owned by the Company, to such counsel's knowledge, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, except as disclosed in Note 10 to the consolidated financial statements in the Prospectus; none of such shares was issued in violation of the preemptive rights of any stockholder of the Bank.

                  (x) The Common Securities have been duly authorized and, when delivered against payment of the purchase price therefore specified in the Price Determination Agreement, will be validly issued and are fully paid and non-assessable; no holder thereof is or will be subject to personal liability solely by reason of being such a holder; the Common Securities are not subject to the preemptive rights of any stockholder of the Company.

                  (xi) The Securities conform in all material respects as to legal matters to the description thereof contained in the Prospectus and such descriptions conform in all material respects to the rights set forth in the instruments defining the same.

                  (xii) The execution and delivery of this Agreement and the consummation of the transactions contemplated thereby and in the Prospectus have each been duly and validly authorized by all necessary action on the part of the Company.

                  (xiii) The Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by all other parties thereto, constitutes the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, or by general equitable principles and except with respect to the enforceability of the indemnification and contribution or governing law provisions of this Agreement, as to which such counsel need not express any opinion.

                  (xiv) No authorization, approval, consent or license of any government, governmental instrumentality or court, (other than under the 1933 Act, the 1933 Act

         Rules, the TIA, and the securities or blue sky laws of the various states and by-laws and rules of the NYSE), is required in connection with the execution, delivery and performance of this Agreement or the transactions contemplated therein or in the Prospectus or for the valid authorization, issuance, sale and delivery of the Securities.

                  (xv) To such counsel's knowledge, there are no pending or threatened legal or governmental proceedings, required under the 1933 Act and the 1933 Act Regulations to be described in the Prospectus that are not described as required, other than litigation incidental to the business of the Company or the Bank which is, considered in the aggregate, not material to the Company and its subsidiaries, considered as one enterprise, and to such counsel's knowledge, there are no material contracts or documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described, referred to or filed as required.

                  (xvi) The descriptions in the Prospectus of the statutes, regulations, legal or governmental proceedings, contracts and other documents therein described conform in all material respects with such statutes, regulations, legal or governmental proceedings, contracts and other documents.

                  (xvii) The statements made in the Prospectus under "Regulation and Supervision", "Description of the Debentures," "Description of Capital Stock," and "Federal and State Taxation" to the extent that they constitute matters of law or legal conclusions, have been reviewed by such counsel and are correct in all material respects.

                  (xviii) The execution and delivery of this Agreement, the issuance and delivery of the Securities, the consummation by the Company of the transactions contemplated in this Agreement and compliance by the Company with the terms of this Agreement do not and will not result in any violation of the charter or by-laws of the Company or the Bank, and to such counsel's knowledge do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Bank under (A) any indenture, mortgage or loan agreement, or any other agreement or instrument to which the Company or the Bank is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise), (B) any existing applicable law, rule or regulation, or (C) any judgment, order or decree of any government, governmental instrumentality or court, having jurisdiction over the Company or the Bank or any of its properties.

                  (xix) The Registration Statement is effective under the 1933 Act; any required filing of the Prospectus or any supplement thereto pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the 1933 Act.

                  (xx) The Registration Statement (including the Rule 430A Information, if applicable) and the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), as of their respective effective or issue dates, comply or complied as to form in all material respects to the applicable requirements of the 1933 Act and the 1933 Act Regulations.

                  (xxi) The documents incorporated by reference in the Prospectus (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion, and except to the extent that any statement therein is modified or superseded in the Prospectus), as of the dates they were filed with the Commission, complied as to form in all material respects to the applicable requirements of the 1934 Act and the 1934 Act Regulations.

                  (xxii) To such counsel's knowledge, (1) there are no persons with registration or other similar rights to have any securities of the Company registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act, and (2) except as described in the Prospectus and except for the 1996 Stock Option Plan of the Company and options to purchase __________ shares of Class A Common Stock granted under such plan, there are no options, warrants, calls, convertible securities, employee benefit or other plans, pre-emptive rights or commitments of any character relating to the authorized but unissued capital stock of the Company or the Bank.

                  (xxiii) To the best of such counsel's knowledge, the Company and the Bank each has all material licenses, permits and other governmental authorizations currently required for the conduct of its business as presently conducted.

                  Counsel will supplementally provide a written statement that such counsel has participated in the preparation of the Registration Statement and Prospectus and has reviewed the documents incorporated by reference in the Prospectus and no facts have come to the attention of such counsel to lead it to believe (A) that the Registration Statement (including the Rule 430A Information, if applicable) or any amendment thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) that the Prospectus or any amendment or supplement thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (C) that the documents incorporated by reference in the Prospectus (except for the financial statements and other financial or statistical data contained therein or omitted therefrom, as to which such counsel need express no opinion, and except to the extent that any statement therein is modified or superseded in the Prospectus), as of the dates they were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the federal law of the United States, upon opinions of other counsel, who shall be counsel satisfactory to counsel for the Representative, in which case the opinion shall state that counsel believes that you and your counsel are entitled to so rely. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Bank and certificates of public officials.

                  (c) At the Closing Time, the Representative shall have received the favorable opinion of Malizia, Spidi, Sloane & Fisch, P.C., counsel for the Representative, dated as of the Closing Time, to the effect that the opinion delivered pursuant to Section 5(b) hereof appears on its face to be appropriately responsive to the requirements of this Agreement except, specifying the same, to the extent waived by the Representative, and with respect to the incorporation and legal existence of the Company, the Securities, this Agreement, the Registration Statement, the Prospectus, the documents incorporated by reference and such other related matters as the Representative may require. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the federal law of the United States, upon the opinions of counsel satisfactory to Malizia, Spidi, Sloane & Fisch, P.C. as to form and scope and upon which the Representative may justifiably rely. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Bank and certificates of public officials.

         (d) At the Closing Time, (i) the Registration Statement and the Prospectus, as they may then be amended or supplemented, shall contain all statements that are required to be stated therein under the 1933 Act and the 1933 Act Regulations and in all material respects shall conform to the requirements of the 1933 Act and the 1933 Act Regulations, the Company shall have complied in all material respects with Rule 430A (if it shall have elected to rely thereon) and neither the Registration Statement nor the Prospectus, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) there shall not have been, since the respective dates as of which information is given in the

Registration Statement, any material adverse change in the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (iii) no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of the Company, threatened against the Company or any subsidiary that would be required to be set forth in the Prospectus other than as set forth therein and no proceedings shall be pending or, to the knowledge of the Company, threatened against the Company or any subsidiary before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding could reasonably be expected to materially adversely affect the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise, other than as set forth in the Prospectus, (iv) the Company shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, (v) the other representations and warranties of the Company set forth in Section l(a) shall be accurate in all material respects as though expressly made at and as of the Closing Time, and (vi) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose been initiated or to the best knowledge of the Company threatened by the Commission. At the Closing Time, the Representative shall have received a certificate of the Chairman or the President, and the Chief Financial Officer or Controller, of the Company, dated as of the Closing Time, to such effect.

                  (e) At the time that this Agreement is executed by the Company, you shall have received from KPMG Peat Marwick LLP a letter or letters, dated such date, in form and substance satisfactory to you, confirming that they are independent certified public accountants with respect to the Company within the meaning of the 1933 Act and the published 1933 Act Regulations, and stating in effect that:

With respect to the Company:

                  (i) in their opinion, the consolidated financial statements as of December 31, 1996 and 1995, and for each of the years in the three year period ended December 31, 1996 and the related financial statement schedules, if any, included or incorporated by reference in the Registration Statement and the Prospectus and covered by their opinions included therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published 1933 Act Regulations;

                  (ii) on the basis of procedures (but not an audit in accordance with generally accepted auditing standards) specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, INTERIM FINANCIAL INFORMATION, for the unaudited interim consolidated financial statements of the Company for the three-month and nine month periods ended September 30, 1997 and September 30, 1996, including a reading of comparative unaudited consolidated financial statements of the Company which are available for periods subsequent to those subject to the SAS No. 71 review noted above, a reading of the minutes of all meetings of the stockholders of the Company and the Bank, of the Board of Directors of the Company and the Bank and of the Audit and Executive Committees of the Board of Directors of the Bank since October 1, 1997, inquiries of certain officials of the Company and its subsidiaries responsible for financial and accounting matters, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) at a specified date not more than three days
                  prior to the date of this Agreement, there was any increase in notes or subordinated debentures payable, advances from the Federal Home Loan Bank, real estate owned, or allowance for loan losses of the Company and its consolidated subsidiaries or any decrease in total assets, total deposits or stockholders' equity of the Company and its consolidated subsidiaries or any increase in the number of outstanding shares of capital stock of the Company and its consolidated subsidiaries, in each case as compared with amounts shown in the financial statements at September 30, 1997 included in the Registration Statement; or

                           (B) for the period from October 1, 1997 to a
                  specified date not more than three days prior to the date of this Agreement, there was any decrease in consolidated net interest income, non-interest income or net income or the (split-adjusted) total or fully diluted per share amounts of net income or any increase in the consolidated provision for loan losses or non-interest expense, in each case as compared with the comparable period in the preceding year; or

                           (C) the unaudited consolidated financial statements
                  included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Commission and pursuant to the 1933 Act and the respective published rules and regulations of the Commission thereunder; or

                           (D) such unaudited consolidated financial statements
                  included in the Prospectus are not in conformity with generally accepted accounting principles ("GAAP") applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Prospectus.

                  (iii) in addition to the procedures referred to in clause (ii) above, they have performed other specified procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement (including the Summary Financial Information) (having compared such items with, and have found such items to be in agreement with, the financial statements of the Company or general accounting records of the Company, as applicable, which are subject to the Company's internal accounting controls or other data and schedules prepared by the Company from such records).

                  (f) At the Closing Time, the Representative shall have received from KPMG Peat Marwick LLP letters, in form and substance satisfactory to the Underwriters and dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter(s) furnished pursuant to Section 5(e), except that the inquiries specified in Section 5(e) shall be made based upon the latest available unaudited interim consolidated financial statements and the specified date referred to shall be a date not more than two days prior to the Closing Time.

                  (g) At the Closing Time, counsel for the Representative shall have been furnished with all such documents, certificates and opinions as they may request for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated in this Agreement and the matters referred to in Section 5(c) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; all proceedings taken by the Company at or prior to the Closing Time in connection with the authorization, issuance and sale of the Securities as contemplated in this Agreement shall be satisfactory in form and substance to the Representative and to counsel for the Representative.

                  (h) Between the date of this Agreement and the Closing Time,
(i) no downgrading shall have occurred in the rating accorded any securities of the Company or any deposit instruments of the Bank by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g) (2) under the 1933 Act and (ii) no such organization shall have given any notice of any intended or potential downgrading or of any surveillance or review, with possible negative implications, of its rating of any of the Company's securities or any deposit instruments of the Bank.

                  (i) The Company shall have paid, or made arrangements satisfactory to the Underwriters for the payment of, all such expenses as may be required by Section 4 hereof.

                  (j) In the event the Underwriters exercise their option provided in Section 2 hereof to purchase all or any portion of the Option Securities, the obligations of the several Underwriters to purchase the Option Securities that they shall have respectively agreed to purchase shall be subject to the accuracy of the representations and warranties of the Company contained herein and of the statements in any certificates furnished by the Company hereunder as of such Date of Delivery (as if made on such date), to the performance by the Company of its obligations hereunder and to the receipt by you on the Date of Delivery of:

                           (1) A certificate, dated the Date of Delivery, of the Chairman or the President and the Chief Financial Officer or Controller of the Company confirming that the certificate delivered on the Closing Time pursuant to Section 5(d) hereof remains true as of the Date of Delivery;

                           (2) The favorable opinion of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A., counsel for the Company, addressed to you and dated the Date of Delivery, in form satisfactory to Malizia, Spidi, Sloane & Fisch, P.C., your counsel, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b) hereof;

                           (3) The favorable opinion of Malizia, Spidi, Sloane & Fisch, P.C., dated the Date of Delivery, relating to the Option Shares and otherwise to the same effect as the opinion required by Section 5(c) hereof; and

                           (4) Letters from KPMG Peat Marwick LLP addressed to the Representative and dated the Date of Delivery, in form and substance satisfactory to the Representative and substantially the same in form and substance as the letters furnished to the Representative pursuant to Section 5(e) hereof.

                  If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement may be terminated by the Representative on notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other Party, except as provided in Section 4. Notwithstanding any such termination, the provisions of Sections 7, 8, 9 and 11 shall remain in effect.

                  Section 6. [INTENTIONALLY LEFT BLANK]

                  Section 7. INDEMNIFICATION

                           (a) The Company agrees to indemnify and hold harmless
each Underwriter, officers, directors, employees, agents, and counsel of each Underwriter, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any loss, liability, claim, damage, and expense whatsoever (which shall include, but not be limited to amounts incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim or investigation whatsoever and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, contained in
(A) any Preliminary Prospectus, the Registration Statement, or the Prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto or in any document incorporated by reference therein or required to be delivered with any Preliminary Prospectus or the Prospectus or (B) in any application or other document or communication (collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the "blue sky" or securities laws thereof or filed with the Commission or any securities exchange; unless such statement or omission or alleged statement or omission was made in reliance upon and in conformity with written information concerning that Underwriter, the Underwriting Agreement or the compensation of the Underwriters furnished to the Company by or on behalf of the Underwriters expressly for inclusion in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in the Underwriting Agreement. The foregoing indemnification with respect to any preliminary prospectus shall not inure to the benefit of the Underwriters if the person asserting any such losses, claims, damages or liabilities purchased Securities and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Underwriters to such person, if such is required by law, in connection with the written confirmation of the sale of such Securities to such person and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability, provided, that the Company delivered the Prospectus, as amended or supplemented, to the Representative or the Underwriters on a timely basis to permit such delivery or sending. For purposes of this section, the term "expense" shall include, but not be limited to, counsel fees and costs, court costs, out-of-pocket costs and compensation for the time spent by any of the Representative's directors, officers, employees and counsel according to his or her normal hourly billing rates. The indemnification provisions shall also extend to all affiliates of any of the Underwriters, their respective directors, officers, employees, legal counsel, agents and controlling persons within the meaning of the federal securities laws. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have to the Underwriters or the persons entitled to the benefit of these indemnification provisions.

                           (b) Each Underwriter severally agrees to indemnify
and hold harmless the Company, its directors, officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) above, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or any application in reliance upon and in conformity with written information about that Underwriter, the Underwriting Agreement, or the compensation of that Underwriter, furnished to the Company by that Underwriter expressly for use in the Registration Statement (or any amendment thereto) or such Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or in any application.

                           (c) An indemnified party shall give prompt notice to
the indemnifying party if any action, suit, proceeding or investigation is commenced in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve the indemnifying party from its obligations to indemnify hereunder, except to the extent that the indemnifying party has been prejudiced in any material respect by such failure. If it so elects within a reasonable time after receipt of such notice, an indemnifying party may assume the defense of such action, including the employment of counsel satisfactory to the indemnified parties and payment of all expenses of the indemnified party in connection with such action.

Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have promptly employed counsel satisfactory to such indemnified party or parties or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to one or more of the indemnifying parties, in any of which events such fees and expenses shall be borne by the indemnifying party and the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. The Company shall be liable for any settlement of any claim against any Underwriter (or its directors, officers, employees, affiliates or controlling persons), made with the Company's written consent, which consent shall not be unreasonably withheld. The Company shall not, without the written consent of any Underwriter, settle or compromise any claim against it based upon circumstances giving rise to an indemnification claim against the Company hereunder unless such settlement or compromise provides that such Underwriter and the other indemnified parties shall be unconditionally and irrevocably released from all liability in respect to such claim.

                           (d) In order to provide for just and equitable
contribution, if a claim for indemnification pursuant to these indemnification provisions is made but it is found in a final judgment by a court that such indemnification may not be enforced in such case, even though the express provisions hereof provide for indemnification in such case, then the Company, on the one hand, and the Underwriters, on the other hand, shall contribute to the amount paid or payable by such indemnified persons as a result of such loss, liability, claim, damage and expense in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the underwriting, and also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements, acts or omissions which resulted in such loss, liability claim, damage and expense, and any other relevant equitable considerations shall also be considered. No person found liable for a fraudulent misrepresentation or omission shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation or omission. Notwithstanding the foregoing, an Underwriter shall not be obligated to contribute any amount hereunder that exceeds the amount of the underwriting discount retained by it applicable to the Securities purchased by that Underwriter.

                           (e) The indemnity and contribution agreements
contained herein are in addition to any liability which the Company may otherwise have to the Underwriters.

                           (f) Neither termination nor completion of the
engagement of the Underwriters nor any investigation made by or on behalf of the Underwriters shall effect the indemnification obligations of the Company or the Underwriters hereunder, which shall remain and continue to be operative and in full force and effect.

                  Section 8. [INTENTIONALLY LEFT BLANK]

                  Section 9. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. The representations, warranties, indemnities, agreements and other statements of the Company or its officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company or any Underwriter or any controlling person and will survive delivery of and payment for the Securities.

                  Section 10. TERMINATION OF AGREEMENT.

                  (a) You may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any outbreak or escalation of existing hostilities or other national or international calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the Underwriters' reasonable judgment, impracticable to market the Securities or enforce contracts for the sale of the Securities, or
(iii) if trading in any securities of the Company has been suspended by the Commission or the NYSE or Nasdaq or if trading generally on the NYSE or in the over-the-counter market has been suspended (other than suspensions in trading generally for less than one trading day) or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by such exchange or by order of the Commission, the NASD or any other governmental authority with appropriate jurisdiction over such matters, or (iv) if a banking moratorium has been declared by either federal, Florida authorities, or (v) if there shall have been such material and substantial change in the market for securities in general or in political, financial or economic conditions as in your reasonable judgment makes it inadvisable to proceed with the Offering, sale and delivery of the Securities on the terms contemplated by the Prospectus, or (vi) if you reasonably determine (which determination shall be in good faith) that there has not been satisfactory disclosure of all relevant financial information relating to the Company in the Company's disclosure documents and that the sale of the Securities is unreasonable given such disclosures.

                  (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except to the extent provided in Section 4. Notwithstanding any such termination, the provisions of Sections 7 and 9 shall remain in effect.

                  Section 11. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters shall fail at the Closing Time to purchase the Initial Securities that it or they are obligated to purchase pursuant to this Agreement (the "Defaulted Securities"), you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the

Defaulted Securities in such amounts as may be agreed upon and upon the terms set forth in this Agreement; if, however, you have not completed such arrangements within such 24-hour period, then:

                           (a) if the aggregate principal amount of Defaulted
Securities does not exceed 10% of the Initial Securities, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective Initial Securities underwriting obligation proportions bear to the underwriting obligations of all non-defaulting Underwriters; or

                           (b) if the amount of Defaulted Securities exceeds 10%
of the Initial Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

                  No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

                  In the event of any such default that does not result in a termination of this Agreement, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 11.

                  Section 12. NOTICES. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices shall be addressed as follows:

If to the Underwriters:

         c/o Ryan, Beck & Co., Inc.
         220 South Orange Avenue
         Livingston, New Jersey 07039
         Attention: Bruce G. Miller, Senior Vice President

with a copy to:

         John J. Spidi, Esq.
         Malizia, Spidi, Sloane & Fisch, P.C.
         One Franklin Square, Suite 700 East
         1301 K Street, N.W.
         Washington, D.C. 20005

If to the Company:

         BankAtlantic Bancorp, Inc.
         1750 East Sunrise Boulevard
         Fort Lauderdale, Florida  33304
         Attention:  Alan B. Levan, Chief Executive Officer

with a copy to:

         Alison W. Miller, Esq.
         Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A. 150 West Flager Street, Suite 2200
         Miami, Florida  33130

          Section 13. PARTIES. This Agreement herein set forth is made solely for the benefit of the several Underwriters, the Company and, to the extent expressed, any person controlling the Company or the Underwriters, and the directors of the Company, its officers who have signed the Registration Statement, and their respective executors, administrators, successors and assigns and subject to the provisions of Section 11, no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from the several Underwriters of the Securities. All of the obligations of the Underwriters hereunder are several and not joint.

                  Section 14. ARBITRATION. Any claims, controversies, demands, disputes or differences between or among the parties hereto or any persons bound hereby arising out of, or by virtue of, or in connection with, or otherwise relating to this Agreement shall be submitted to and settled by arbitration conducted in Miami, Florida before one or three arbitrators, each of whom shall be knowledgeable in the field of securities law and investment banking. Such arbitration shall otherwise be conducted in accordance with the rules then obtaining of the American Arbitration Association. The parties hereto agree to share equally the responsibility for all fees of the arbitrators, abide by any decision rendered as final and binding, and waive the right to appeal the decision or otherwise submit the dispute to a court of law for a jury or non-jury trial. The parties hereto specifically agree that neither party may appeal or subject to the award or decision of any such arbitrator to appeal or review in any court of law or in equity or in any other tribunal, arbitration system or otherwise. Judgment upon any award granted by such arbitrator may be enforced in any court having jurisdiction thereof.

                  Section 15. GOVERNING LAW AND TIME. This Agreement shall be governed by the laws of the State of New Jersey. Specified times of the day refer to New York City time.

                  Section 16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

                  Section 17. REPRESENTATION OF UNDERWRITERS. You will act for the several Underwriters in connection with this financing, and any action under or in respect of this Agreement taken by you as Representative will be binding upon all Underwriters.

                            ------------------------

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                            Very truly yours,

                                            BANKATLANTIC BANCORP, INC.

                                            By:-------------------------
                                               Name: Alan B. Levan
                                               Title: Chief Executive Officer

Confirmed and accepted as of
the date first above written:

RYAN, BECK & CO., INC.



By:__________________________
Name: Bruce G. Miller
Title: Senior Vice President

FOR ITSELF AND AS REPRESENTATIVE
OF THE OTHER UNDERWRITERS
NAMED IN SCHEDULE A


                                   SCHEDULE A

                                                                    AMOUNT OF
                                                                 INITIAL COMMON              PERCENTAGE OF INITIAL
                                                                  SECURITIES TO                COMMON SECURITIES
                           UNDERWRITER                            BE PURCHASED                  TO BE PURCHASED
                           -----------                           --------------              ---------------------
Ryan, Beck & Co, Inc.............................................                                          %



     TOTAL.......................................................   3,000,000                           100%
                                                                    =========                           ===

                                    EXHIBIT A

                           BANKATLANTIC BANCORP, INC.
                             (a Florida corporation)

                                3,000,000 Shares
                              Class A Common Stock

                          PRICE DETERMINATION AGREEMENT

                                                           __________ ____, 1997

RYAN, BECK & CO., INC.
As Representative of the several Underwriters
220 South Orange Avenue
Livingston, New Jersey 07039

Dear Sirs:

         Reference is made to the Underwriting Agreement dated the date hereof (the "Underwriting Agreement") among BankAtlantic Bancorp, Inc. (the "Company") and the several Underwriters named in Schedules A and B thereto or hereto (the "Underwriters") for whom Ryan, Beck & Co. is acting as representative (the "Representative"). The Underwriting Agreement provides for the purchase by the Underwriters from the Company, subject to the terms and conditions set forth therein, of 3,000,000 shares of Class A Common Stock, subject to a 450,000 shares adjustment (to cover over-allotments, if any) up to 3,450,000 shares of Class A Common Stock (the "Common Securities"). This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

         Pursuant to Section 2 of the Underwriting Agreement, the Company agrees with the Representative as follows:

                  1. The public offering price per share for the Common Securities shall be $--------.

                  2. The purchase price per share for the Common Securities to be paid by the Underwriters shall be $________, representing an amount equal to the public offering price set forth above, less $________ per share.

         The Company represents and warrants to each of the Underwriters that the representations and warranties of the Company set forth in Section 1(a) of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

         As contemplated by Section 2 of the Underwriting Agreement, attached as Schedule A is a completed list of the several Underwriters, which shall be a part of the Agreement and the Underwriting Agreement.

         This Agreement shall be governed by the laws of the State of New
Jersey.

         If the foregoing is in accordance with the understanding of the Representative of the agreement between the Underwriters and the Company, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts and together with the Underwriting Agreement, shall be a binding agreement between the Underwriters and the Company in accordance with its terms and the terms of the Underwriting Agreement.

                                                Very truly yours,

                                                BANKATLANTIC BANCORP, INC.

                                                By: __________________________
                                                         Alan B. Levan
                                                         Chairman of the Board
                                                         Chief Executive Officer


Confirmed and accepted as of
the date first above written:

RYAN, BECK & CO., INC.


By: __________________________
         Bruce G. Miller
         Senior Vice President

FOR ITSELF AND AS REPRESENTATIVE OF
THE OTHER UNDERWRITERS NAMED IN
SCHEDULE A [ATTACHED TO THE UNDERWRITING AGREEMENT]

                           BANKATLANTIC BANCORP, INC.
                             (a Florida corporation)

                                  $100,000,000
               _____% Convertible Subordinated Debentures due 2007


                             UNDERWRITING AGREEMENT

                                                             ________ ____, 1997

RYAN, BECK & CO., INC.
As Representative of the several Underwriters
220 South Orange Avenue
Livingston, New Jersey 07039

Dear Sirs:

          BankAtlantic Bancorp, Inc., a Florida corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the underwriters listed in Schedule A hereto (the "Underwriters"), for whom you are acting as representative (the "Representative"), $100,000,000 principal amount of the Company's _____% Convertible Subordinated Debentures due 2007. The aforesaid debentures ("Initial Debt Securities" or "Initial Securities") and all or any part of the debentures subject to the option described in Section 2 hereof ("Option Debt Securities" or "Option Securities") are collectively herein referred to as the "Debt Securities" or the "Securities." The Initial Debt Securities are to be sold to each Underwriter, acting severally and not jointly, in such amounts as are set forth in Schedule A hereto opposite the name of such Underwriter. The Company also grants to the Underwriters the option described in
Section 2 to purchase all or any part of $15,000,000 principal amount of Option Debt Securities to cover over-allotments. The Debt Securities are to be issued pursuant to an indenture, dated as of __________ ____, 1997 (the "Indenture"), between the Company, as issuer, and First Trust National Association, as trustee (the "Trustee"). The Company has, outstanding, shares of class A common stock, $0.01 par value per share ("Class A Common Stock") and shares of class B common stock, $0.01 par value per share ("Class B Common Stock"). The Debt Securities are convertible at any time prior to maturity, unless previously redeemed, into shares of Class A Common Stock.

                  The initial public offering price for the Securities, the purchase price to be paid by the Underwriters for the Securities, the conversion price at which the principal amount of the Debt Securities may be converted into shares of Class A Common Stock, and the rate of interest to be paid on the Debt Securities shall be agreed upon by the Company and the Representative, acting on behalf of the several Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication between the Company and the Representative and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Securities will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and all references herein to "this Agreement" shall be deemed to include, the Price Determination Agreement.

                  The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-______) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses, and, if such registration statement has not become effective, the Company will prepare and file, prior to the effective date of such registration statement, an amendment to such registration statement, including a final prospectus. Each prospectus used before the time such registration statement becomes effective is herein called a "preliminary prospectus". Such registration statement, including the exhibits thereto (excluding any Form T-1 other than Item 2 to Form T-1) and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it becomes effective and including documents filed after such effective time under the Securities Exchange Act of 1934, as amended (the "1934 Act") is herein called the "Registration Statement", and the prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, included in the Registration Statement at the time it becomes effective is herein called the "Prospectus" except that, if any revised prospectus provided to the Underwriters by the Company for use in connection with the offering of the Securities differs from the prospectus included in the Registration Statement at the time it becomes effective (whether or not such prospectus is required to be filed pursuant to Rule 424(b)), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first furnished to the Underwriters for such use.

          The Company understands that the Underwriters propose to make a public offering of the Securities (the "Offering") as soon as possible after the Registration Statement becomes effective. The Underwriters may assemble and manage a selling group of broker-dealers that are members of the National Association of Securities Dealers, Inc. ("NASD") to participate in the solicitation of purchase orders for the Securities under a selected dealer agreement, the form of which is set forth as Exhibit B to this Agreement.

                  Section 1.  REPRESENTATIONS AND WARRANTIES.

                  (a) The Company represents and warrants to and agrees with each of the Underwriters that:

                  (i) The Company meets the requirements for use of Form S-3 under the 1933 Act and when the Registration Statement on such form shall become effective and at all times subsequent thereto up to the Closing Time referred to below and with respect to Option Securities, up to the Date of Delivery referred to below, (A) the Registration Statement and any amendments and supplements thereto will comply in all material respects with the requirements of the 1933 Act and the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"); (B) neither the Registration Statement nor any amendment or supplement thereto will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (C) neither the Prospectus nor any amendment or supplement thereto will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters expressly for use in the Registration Statement or the Prospectus, or any information contained in any Form T-1 (other than Item 2 to such Form T-1) which is an exhibit to the Registration Statement. The statements contained under the caption "Underwriting" in the Prospectus constitute the only information furnished to the Company in writing by the Underwriters expressly for use in the Registration Statement or the Prospectus.

                  (ii) The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were filed with the Commission, complied in all material respects with the requirements of the 1934 Act, and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together and with the other information in the Prospectus, at the time the Registration Statement becomes effective and at all times subsequent thereto up to the Date of Delivery, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in each case after excluding any statement that does not constitute a part of the Registration Statement or the Prospectus pursuant to Rule 412 of the 1933 Act Regulations.

                  (iii) KPMG Peat Marwick LLP, who are reporting upon the audited financial statements included or incorporated by reference in the Registration Statement, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                  (iv) This Agreement has been duly authorized, executed and delivered by the Company and, when duly executed by the Representative, will constitute the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, or reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. The Indenture has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and when duly executed by the Trustee, will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, or reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or general equitable principles.

                  (v) The consolidated financial statements, audited and unaudited (including the Notes thereto), included or incorporated by reference in the Registration Statement present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and its subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise stated therein. The financial statement schedules, if any, included in the Registration Statement present fairly the information required to be stated therein. The selected financial and statistical data included in the Prospectus are accurate in all material respects and present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included or incorporated by reference in the Registration Statement.

                  (vi) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Indenture. The Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise.

                  (vii) The Company is duly registered with the Office of Thrift Supervision as a savings and loan holding company under the Home Owners' Loan Act as amended; each subsidiary of the Company that conducts business as a savings association is duly authorized to conduct such business in each jurisdiction in which such business is currently conducted, except to the extent that the failure to be so authorized would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise; and the deposit accounts of BankAtlantic, A Federal Savings Bank (the "Bank") are insured by either the Savings Association Insurance Fund or Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), up to the maximum allowable limits thereof. The Company has all such power, authority, authorization, approvals and orders as may be required to enter into this Agreement, to carry out the provisions and conditions hereof and to issue and sell the Securities.

                  (viii) The Bank is a federally chartered savings association duly organized, validly existing and in good standing under the laws of the United States with corporate power and authority under such laws to own, lease and operate its properties and conduct its business; the Bank is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Bank and its subsidiaries, considered as one enterprise. All of the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company directly or through one or more subsidiaries, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, except as disclosed in Note 10 to the consolidated financial statements in the Prospectus.

                  (ix) Except for the Bank, the Company does not have any "significant subsidiaries" as defined in Rule 1-02 of Regulation S-X under the 1933 Act.

                  (x) The Company had at the date indicated a duly authorized and outstanding capitalization as set forth in the Prospectus under the caption "Capitalization"; the capital stock of the Company and the Securities conform in all material respects to the description thereof contained or incorporated by reference in the Prospectus and such description conforms to the rights set forth in the instruments defining the same. Subsequent to such date, the Company has not issued, and other than under the Company's existing option plans, savings plan pursuant to Section 401(k) of the Internal Revenue Code ("401(k) savings plan"), savings plan or outstanding warrants, is not obligated to issue, any other shares of capital stock; without limiting the generality of the foregoing and except for options to purchase __________ shares of Class A Common Stock granted pursuant to the Company's 1996 Stock Option Plan (a plan through which options for up to an additional __________ shares of Class A Common Stock may be granted) and except for options to purchase __________ shares of Class B Common Stock granted pursuant to the Company's other option plans (plans through which options for up to an additional __________ shares of Class B Common Stock may be granted) there are no options, warrants, calls, employee benefit or other plans, preemptive rights or commitments of any character relating to the authorized but unissued capital stock or any other equity security of the Company or the Bank, except as disclosed in Note 10 to the consolidated financial statements in the Prospectus.

                  (xi) The Debt Securities have been duly and validly authorized and, when authenticated in the manner provided for in the Indenture and delivered against full payment of the purchase price therefore specified in this Agreement, will be validly issued and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or effecting creditors' rights generally or by general equitable principles, and will be in the form contemplated by, and entitled to the benefits of, the Indenture; no holder thereof will be subject to personal liability solely by reason of being a holder of the Debt Securities; such Debt Securities are not subject to the preemptive rights of any stockholder of the Company; and all corporate action required to be taken for the authorization, issue and sale of the Debt Securities has been validly taken. Upon conversion of the Debt Securities into shares of Class A Common Stock in accordance with the terms of the Indenture, the Company will cause such shares of Class A Common Stock on or before their issuance to be validly issued, fully paid and non-assessable.

                  (xii) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable, and none of the outstanding shares of capital stock was issued in violation of the preemptive rights of any stockholder of the Company.

                  (xiii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not been (A) any material adverse change in the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (B) any transaction entered into by the Company or any subsidiary, other than in the ordinary course of business, that is material to the Company and its subsidiaries, considered as one enterprise, or (C) any dividend or distribution of any kind declared, paid or made by the Company on its capital stock, excluding the regular quarterly dividend paid on Class B Common Stock and the regular quarterly dividend paid on the Class A Common Stock. Neither the Company nor the Bank has any material liability of any nature, contingent or otherwise, except as set forth in the Prospectus.

                  (xiv) Neither the Company nor the Bank is in violation of any provision of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject, except for such defaults that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise. The execution and delivery of this Agreement and the Indenture by the Company, the issuance and delivery of the

         Securities, the consummation by the Company of the transactions contemplated in this Agreement and the Indenture and the transactions contemplated in the Registration Statement in connection with the issuance and delivery of the Securities and compliance by the Company with the terms of this Agreement and the Indenture have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or by-laws of the Company or the Bank, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary under (A) any indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any subsidiary is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise) earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise) or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of its properties.

                  (xv) No authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (other than under the 1933 Act, the 1934 Act, the Trust Indenture Act of 1939, as amended ("TIA"), and the securities or blue sky laws of the various states), is required for the valid authorization, issuance, sale and delivery of the Securities.

                  (xvi) Except as disclosed in the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against the Company or the Bank that is required to be disclosed in the Prospectus or that could reasonably be expected to result in any material adverse change in the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise, or that could reasonably be expected to materially and adversely affect the properties or assets of the Company and its subsidiaries, considered as one enterprise, or that could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement and the Indenture; all pending legal or governmental proceedings to which the Company or the Bank is a party that are not described in the Prospectus, including ordinary routine litigation incidental to its business, if decided in a manner adverse to the Company, would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise.

                  (xvii) There are no material contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

                  (xviii) The Company and the Bank each has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as (A) are described in the Prospectus or (B) are neither material in amount nor materially significant in relation to the business of the Company and its subsidiaries, considered as one enterprise; all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or the Bank holds properties described in the Prospectus, are in full force and effect, and neither the Company nor the Bank has any notice of any material claim that has been asserted by anyone adverse to the rights of the Company or the Bank under any of the leases or subleases mentioned above, or affecting or questioning the rights of such corporation to the continued possession of the leased or subleased premises under any such lease or sublease.

                  (xix) Each of the Company and the Bank owns, possesses or has obtained all material governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, and neither the Company nor the Bank has received any notice of any restriction upon, or any notice of proceedings relating to revocation or modification of, any such licenses, permits, certificates, consents, orders, approvals or authorizations.

                  (xx) Except as disclosed in the Prospectus, no labor problem exists with the employees of the Company or with employees of the Bank or to the best knowledge of the Company is imminent that could materially adversely affect the Company and its subsidiaries, considered as one enterprise, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or the Bank's principal suppliers, contractors or customers that could reasonably be expected to materially adversely affect the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise.

                  (xxi) The Securities and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Prospectus and will be in substantially the respective forms filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement.

                  (xxii) There are no persons with registration or other similar rights to have any securities of the Company registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act; however, the Company has undertaken in connection with the issuance of its 6 3/4% Convertible Subordinated Debentures to take reasonable steps to ensure that the shares of common stock issuable upon exercise thereof may be issued without a legend restricting transfer.

                  (xxiii) Except as disclosed in the Prospectus, the Company and the Bank own or possess all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets or other unpatented and/or unpatentable proprietary or confidential information systems or procedures), trademarks, servicemarks and tradenames (collectively, "patent and proprietary rights") currently employed by them in connection with the business now operated by them except where the failure to so own, possess or acquire such patent and proprietary rights would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs, assets or business prospects of the Company and its subsidiaries considered as one enterprise, and neither the Company nor the Bank has received any notice nor is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any patent or proprietary rights, and which infringement or conflict (if the subject of any unfavorable decision, rule and refinement, singly or in the aggregate) could reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, assets or business prospects of the Company and its subsidiaries considered as one enterprise.

                  (xxiv) The Company and each subsidiary of the Company have filed all Federal, state and local income, franchise or other tax returns required to be filed and have made timely payments of all taxes due and payable in respect of such returns and no material deficiency has been asserted with respect thereto by any taxing authority.

                  (xxv) The Company has filed with the New York Stock Exchange (the "NYSE") all documents and notices required by the NYSE of companies that have issued securities that are traded on the NYSE.

                  (xxvi) The Company has filed with The Nasdaq Stock Market ("Nasdaq") all documents and notices required by Nasdaq of companies that have issued securities that are traded on Nasdaq.

                  (xxvii) The Company and the Bank have no agreement or understanding with any entity concerning the future acquisition by the Company or the Bank of a controlling interest in any entity that is required by the 1933 Act or the 1933 Act Regulations to be disclosed by the Company that is not disclosed in the Prospectus; the Company and the Bank have no agreement or understanding with any entity concerning the future acquisition of a controlling interest in the Company or the Bank by any entity that is required by the 1933 Act or the 1933 Act Regulations to be disclosed by the Company that is not disclosed in the Prospectus.

          (b) Any certificate signed by any authorized officer of the Company or the Bank and delivered to the Representative or to counsel for the Representative pursuant to this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

          Section 2.  SALE AND DELIVERY TO THE UNDERWRITERS; CLOSING.

                  (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company that amount of Initial Debt Securities set forth in Schedule A of the $100,000,000 principal amount of the Initial Debt Securities at the purchase price and terms set forth in the Price Determination Agreement.

         In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional $15,000,000 principal amount of the Debt Securities in accordance with the terms set forth in the Price Determination Agreement. The option hereby granted will expire at 5:00 p.m. on the 30th day after the date the Registration Statement is declared effective by the Commission (or at 5:00 p.m. on the next business day if such 30th day is not a business day) and may be exercised, on one occasion only, solely for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by you to the Company setting forth the number of Option Securities as to which the several Underwriters are exercising the option and the time, date and place of payment and delivery for the Option Securities. Such time and date of delivery (the "Date of Delivery") shall be determined by the Representative but shall not be later than five full business days after the exercise of said option, nor in any event prior to Closing Time, as hereinafter defined, nor earlier than the second business day after the date on which the notice of the exercise of the option shall have been given. If the option is exercised as to all or any portion of the Option Securities, the Option Securities as to which the option is exercised shall be purchased by the Underwriters, severally and not jointly, in their respective underwriting obligation proportions set forth in Schedule A.

                  (b) If the Company has elected not to rely upon Rule 430A, the initial public offering price for the Securities, the purchase price for the Securities to be paid by the several Underwriters and the interest rate on, conversion price of, and redemption provisions of the Debt Securities have been agreed upon and set forth herein and an amendment to the Registration Statement containing such information will have been filed before the Registration Statement becomes effective.

                  (c) Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Malizia, Spidi, Sloane & Fisch, P.C., or at such other place as shall be agreed upon by the Company and the Representative, at 9:30 a.m. on the third full business day after the effective date of the Registration Statement, or at such other time not more than seven full business days thereafter as you and the Company shall determine (such date and time of payment and delivery being herein called the "Closing Time"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned office of Malizia, Spidi, Sloane & Fisch, P.C., or at such other place as shall be agreed upon by the Company and the Representative, on the Date of Delivery as specified in the notice from the Representative to the Company. Payment for the Initial Securities and the Option Securities, if any, shall be made to the Company by funds available the same day to the Company, against delivery to the Representative for the respective accounts of the several Underwriters of certificates for the Securities to be purchased by them.

                  (d) Certificates for the Securities to be purchased by the Underwriters shall be in such denominations and registered in such names as the Underwriters may request in writing at least two full business days before the Closing Time or the Date of Delivery, as the case may be. The certificates for the Initial Securities or the Option Securities to be purchased will be made available in New York City for examination and packaging by the Underwriters not later than 10:00 a.m. on the business day prior to the Closing Time or the Date of Delivery, as the case may be.

                  (e) It is understood that each Underwriter has authorized you, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities that it has agreed to purchase. You, individually and not as Representative, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or Option Securities to be purchased by any Underwriter whose check or checks shall not have been received by the Closing Time or the Date of Delivery, as the case may be.

                  Section 3. CERTAIN COVENANTS OF THE COMPANY. The Company covenants with the Underwriters as follows:

                  (a) The Company will use its best efforts to cause the Registration Statement to become effective and will notify the Representative immediately, and confirm the notice in writing, (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission (iii) of any request of the Commission to amend the Registration Statement or amend or supplement the Prospectus or for additional information and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities or capital stock, for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (b) The Company will not at any time file or make any amendment to the Registration Statement, or any amendment or supplement if the Company has elected to rely upon Rule 430A, to the Prospectus (including documents incorporated by reference into such prospectus or to the Prospectus) of which the Representative shall not have previously been advised and have previously been furnished a copy, or to which the Representative or counsel for the Representative shall reasonably object.

                  (c) The Company has furnished or will furnish to you as many signed and conformed copies of the Registration Statement as originally filed and of each amendment thereto, whether filed before or after the Registration Statement becomes effective, copies of all exhibits and documents filed therewith (including documents incorporated by reference into the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act) and signed copies of all consents and certificates of experts as you may reasonably request and has furnished or will furnish to you, for each other Underwriter, one conformed copy of the Registration Statement as originally filed and of each amendment thereto (including documents incorporated by reference into the Prospectus but without exhibits).

                  (d) The Company will deliver or cause to be delivered to each Underwriter, without charge, from time to time until the effective date of the Registration Statement, as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will deliver or cause to be delivered to each Underwriter, without charge, as soon as the Registration Statement shall have become effective (or, if the Company has elected to rely upon Rule 430A, as soon as practicable after the Price Determination Agreement has been executed and delivered) and thereafter from time to time as requested during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as supplemented or amended) as such Underwriter may reasonably request.

                  (e) The Company will comply to the best of its ability with the 1933 Act and the 1933 Act Regulations, and the 1934 Act and the 1934 Act Regulations, so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If, at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of counsel for the Representative or counsel for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements.

                  (f) The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities, for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representative may designate and to maintain such qualifications in effect for a period of not less than one year from the effective date of the Registration Statement and to qualify the shares of Class A Common Stock issuable upon conversion of the Debt Securities for offering and sale upon conversion of the Debt Securities under the applicable securities laws of such states and other jurisdictions as you may designate and to maintain such qualifications in effect for such period as any Debt Securities may be issued and outstanding and shares of Class A Common Stock issuable upon conversion thereof; PROVIDED, HOWEVER, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided.

                  (g) The Company will make generally available (within the meaning of Rule 158) to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a period of at least 12 months beginning after the effective date of the Registration Statement but not later than the first day of the Company's fiscal quarter next following such effective date.

                  (h) The Company and the Bank will use the net proceeds received by them from the sale of the Securities in the manner specified in the Prospectus under the caption "Use of Proceeds".

                  (i) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act subsequent to the time the Registration Statement becomes effective.

                  (j) For a period of five years after the Closing Time, the Company will furnish to the Representative, copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports, Proxy Statements, and information as shall be furnished by the Company to its stockholders generally.

                  (k) The Company will file with the NYSE and Nasdaq all documents and notices required by the NYSE and Nasdaq, respectively, of companies that have issued securities that are traded on the NYSE and Nasdaq.

                  (l) The Company shall pay for the legal fees and related filing fees to the counsel to the Representative to prepare one or more "blue sky" surveys (each, a "Blue Sky Survey") for use in connection with the offering of the Securities as contemplated by the Prospectus and a copy of such Blue Sky Survey or surveys shall be delivered to each of the Company and the Representative.

                  (m) If, at the time the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b), copies of an amended Prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted.

                  (n) The Company will, at its expense, subsequent to the issuance of the Securities, prepare and distribute to each of the Representative, counsel to the Representative and counsel to the Company, a hard-bound copy of the documents used in connection with the issuance of the Securities.

                  Section 4. PAYMENT OF EXPENSES. The Company will pay and bear all costs and expenses incident to the performance of its obligations under this Agreement, including (a) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the preliminary prospectuses and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters, (b) the preparation, printing and distribution of this Agreement, the Securities and the Blue Sky Survey, (c) the issuance and delivery of the Securities to the Underwriters, including any transfer taxes payable upon the sale of the Securities to the Underwriters, (d) the fees and disbursements of the Company's counsel and accountants, (e) Nasdaq filing fees,
(f) fees and disbursements of counsel to the Representative in connection with the Blue Sky Survey, (g) the qualification of the Securities under the applicable securities laws in accordance with Section 3(f) and any filing fee for review of the offering with the NASD, (h) the legal fees and expenses (other than those applicable to the Blue Sky Survey) of the Representative's counsel (such counsel's fees shall not exceed $__________) and general out-of-pocket expenses of the Representative not to exceed $__________, and (i) all other costs incident to the performance of the Company's obligations hereunder.

          If (i) the Closing Time does not occur on or before ____________ , 199___, (ii) the Company abandons or terminates the Offering, or (iii) this Agreement is terminated by the Underwriters in accordance with the provisions of
Section 5 or 10(a), the Company shall reimburse the Underwriters for all their reasonable out-of-pocket expenses, as set forth in this Section 4, including the reasonable fees and disbursements of counsel for the Representative, but excluding fees associated with the Blue Sky Survey, which shall be paid directly to the Representative's counsel.

                  Section 5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Securities that they have respectively agreed to purchase pursuant to this Agreement are subject to the accuracy of the representations and warranties of the Company contained herein or in certificates of any officer of the Company or any subsidiary delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following further conditions:

                  (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date of this Agreement or, with your consent, at a later time and date not later, however, than 5:30 P.M. on the first business day following the date hereof, or at such later time or on such later date as you may agree to in writing; at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to the Underwriters' knowledge or the knowledge of the Company shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the Representative. If the Company has elected to rely upon Rule 430A, a prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

                  (b) At the Closing Time, you shall have received a signed opinion of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A., special securities counsel for the Company, dated as of the Closing Time, together with signed or reproduced copies of such opinion for each of the other Underwriters in form and substance reasonably satisfactory to your counsel, to the effect that:

                  (i) The Company is a corporation organized, validly existing and in good standing under the laws of the State of Florida with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus.

                  (ii) To such counsel's knowledge, the Company is qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

                  (iii) The Bank is chartered under the laws of the United States to transact the business of a federal savings bank and its charter is in full force and effect with the Office of Thrift Supervision, with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as now being conducted.

                  (iv) The deposit accounts of the Bank are insured by either the Savings Association Insurance Fund or the Bank Insurance Fund of the FDIC up to the maximum amount allowable under applicable law.

                  (v) To such counsel's knowledge, the Bank is qualified to transact business as a foreign corporation in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

                  (vi) The Company is registered as a savings & loan holding company under the Home Owners' Loan Act, as amended.

                  (vii) None of the outstanding shares of capital stock of the Company and none of the Securities was issued in violation of the preemptive rights of any stockholder of the Company.

                  (viii) The authorized capital stock of the Company at September 30, 1997 is as set forth in the Prospectus under the heading "Capitalization".

                  (ix) To such counsel's knowledge, all of the outstanding shares of capital stock of the Bank have been authorized and validly issued and are fully paid and non-assessable; all of such shares are owned by the Company, to such counsel's knowledge, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, except as disclosed in Note 10 to the consolidated financial statements in the Prospectus; none of such shares was issued in violation of the preemptive rights of any stockholder of the Bank.

                  (x) The Debt Securities have been duly authorized and validly issued and, when authenticated in the manner provided for in the Indenture, and when delivered against payment of the purchase price therefore specified in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, or by general equitable principles, and will be in the form contemplated by, and entitled to the benefits of, the Indenture; and no holder thereof is or will be subject to personal liability solely by reason of being such a holder; such Debt Securities are not subject to the preemptive rights of any stockholder of the Company.

                  (xi) The Securities and the Indenture conform in all material respects as to legal matters to the description thereof contained in the Prospectus and such descriptions conform in all material respects to the rights set forth in the instruments defining the same.

                  (xii) The execution and delivery of this Agreement and the Indenture and the consummation of the transactions contemplated thereby and in the Prospectus have each been duly and validly authorized by all necessary action on the part of the Company.

                  (xiii) The Indenture and this Agreement have each been duly executed and delivered by the Company and, assuming due execution and delivery by all other parties thereto, each constitutes the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, or by general equitable principles and except with respect to the enforceability of the indemnification and contribution or governing law provisions of this Agreement, as to which such counsel need not express any opinion.

                  (xiv) No authorization, approval, consent or license of any government, governmental instrumentality or court, (other than under the 1933 Act, the 1933 Act Rules, the TIA, and the securities or blue sky laws of the various states and by-laws and rules of Nasdaq), is required in connection with the execution, delivery and performance of this Agreement or the Indenture or the transactions contemplated therein or in the Prospectus or for the valid authorization, issuance, sale and delivery of the Securities.

                  (xv) To such counsel's knowledge, there are no pending or threatened legal or governmental proceedings, required under the 1933 Act and the 1933 Act Regulations to be described in the Prospectus that are not described as required, other than litigation incidental to the business of the Company or the Bank which is, considered in the aggregate, not material to the Company and its subsidiaries, considered as one enterprise, and to such counsel's knowledge, there are no material contracts or documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described, referred to or filed as required.

                  (xvi) The descriptions in the Prospectus of the statutes, regulations, legal or governmental proceedings, contracts and other documents therein described conform in all material respects with such statutes, regulations, legal or governmental proceedings, contracts and other documents.

                  (xvii) The statements made in the Prospectus under "Regulation and Supervision", "Description of the Debentures," "Description of Capital Stock," and "Federal and State Taxation" to the extent that they constitute matters of law or legal conclusions, have been reviewed by such counsel and are correct in all material respects.

                  (xviii) The execution and delivery of this Agreement and the Indenture, the issuance and delivery of the Securities, the consummation by the Company of the transactions contemplated in this Agreement and the Indenture and compliance by the Company with the terms of this Agreement and the Indenture do not and will not result in any violation of the charter or by-laws of the Company or the Bank, and to such counsel's knowledge do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Bank under (A) any indenture, mortgage or loan agreement, or any other agreement or instrument to which the Company or the Bank is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise), (B) any existing applicable law, rule or regulation, or (C) any judgment, order or decree of any government, governmental instrumentality or court, having jurisdiction over the Company or the Bank or any of its properties.

                  (xix) The Registration Statement is effective under the 1933 Act; any required filing of the Prospectus or any supplement thereto pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the 1933 Act.

                  (xx) The Registration Statement (including the Rule 430A Information, if applicable) and the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), as of their respective effective or issue dates, comply or complied as to form in all material respects to the applicable requirements of the 1933 Act and the 1933 Act Regulations.

                  (xxi) The documents incorporated by reference in the Prospectus (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion, and except to the extent that any statement therein is modified or superseded in the Prospectus), as of the dates they were filed with the Commission, complied as to form in all material respects to the applicable requirements of the 1934 Act and the 1934 Act Regulations.

                  (xxii) To such counsel's knowledge, (1) there are no persons with registration or other similar rights to have any securities of the Company registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act, and (2) except as described in the Prospectus and except for the 1996 Stock Option Plan of the Company and options to purchase __________ shares of Class A Common Stock granted under such plan, there are no options, warrants, calls, convertible securities, employee benefit or other plans, pre-emptive rights or commitments of any character relating to the authorized but unissued capital stock of the Company or the Bank.

                  (xxiii) To the best of such counsel's knowledge, the Company and the Bank each has all material licenses, permits and other governmental authorizations currently required for the conduct of its business as presently conducted.

                  Counsel will supplementally provide a written statement that such counsel has participated in the preparation of the Registration Statement and Prospectus and has reviewed the documents incorporated by reference in the Prospectus and no facts have come to the attention of such counsel to lead it to believe (A) that the Registration Statement (including the Rule 430A Information, if applicable) or any amendment thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) that the Prospectus or any amendment or supplement thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (C) that the documents incorporated by reference in the Prospectus (except for the financial statements and other financial or statistical data contained therein or omitted therefrom, as to which such counsel need express no opinion, and except to the extent that any statement therein is modified or superseded in the Prospectus), as of the dates they were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the federal law of the United States, upon opinions of other counsel, who shall be counsel satisfactory to counsel for the Representative, in which case the opinion shall state that counsel believes that you and your counsel are entitled to so rely. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Bank and certificates of public officials.

                  (c) At the Closing Time, the Representative shall have received the favorable opinion of Malizia, Spidi, Sloane & Fisch, P.C., counsel for the Representative, dated as of the Closing Time, to the effect that the opinion delivered pursuant to Section 5(b) hereof appears on its face to be appropriately responsive to the requirements of this Agreement except, specifying the same, to the extent waived by the Representative, and with respect to the incorporation and legal existence of the Company, the Securities, this Agreement, the Registration Statement, the Prospectus, the documents incorporated by reference and such other related matters as the Representative may require. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the federal law of the United

States, upon the opinions of counsel satisfactory to Malizia, Spidi, Sloane & Fisch, P.C. as to form and scope and upon which the Representative may justifiably rely. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Bank and certificates of public officials.

         (d) At the Closing Time, (i) the Registration Statement and the Prospectus, as they may then be amended or supplemented, shall contain all statements that are required to be stated therein under the 1933 Act and the 1933 Act Regulations and in all material respects shall conform to the requirements of the 1933 Act and the 1933 Act Regulations, the Company shall have complied in all material respects with Rule 430A (if it shall have elected to rely thereon) and neither the Registration Statement nor the Prospectus, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) there shall not have been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (iii) no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of the Company, threatened against the Company or any subsidiary that would be required to be set forth in the Prospectus other than as set forth therein and no proceedings shall be pending or, to the knowledge of the Company, threatened against the Company or any subsidiary before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding could reasonably be expected to materially adversely affect the condition (financial or otherwise), earnings, business affairs, assets or business prospects of the Company and its subsidiaries, considered as one enterprise, other than as set forth in the Prospectus, (iv) the Company shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, (v) the other representations and warranties of the Company set forth in Section l(a) shall be accurate in all material respects as though expressly made at and as of the Closing Time, and (vi) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose been initiated or to the best knowledge of the Company threatened by the Commission. At the Closing Time, the Representative shall have received a certificate of the Chairman or the President, and the Chief Financial Officer or Controller, of the Company, dated as of the Closing Time, to such effect.

                  (e) At the time that this Agreement is executed by the Company, you shall have received from KPMG Peat Marwick LLP a letter or letters, dated such date, in form and substance satisfactory to you, confirming that they are independent certified public accountants with respect to the Company within the meaning of the 1933 Act and the published 1933 Act Regulations, and stating in effect that:

With respect to the Company:

                  (i) in their opinion, the consolidated financial statements as of December 31, 1996 and 1995, and for each of the years in the three year period ended December 31, 1996 and the related financial statement schedules, if any, included or incorporated by reference in the Registration Statement and the Prospectus and covered by their opinions included therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published 1933 Act Regulations;

                  (ii) on the basis of procedures (but not an audit in accordance with generally accepted auditing standards) specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, INTERIM FINANCIAL INFORMATION, for the unaudited interim consolidated financial statements of the Company for the three-month and nine month periods ended September 30, 1997 and September 30, 1996, including a reading of comparative unaudited consolidated financial statements of the Company which are available for periods subsequent to those subject to the SAS No. 71 review noted above, a reading of the minutes of all meetings of the stockholders of the Company and the Bank, of the Board of Directors of the Company and the Bank and of the Audit and Executive Committees of the Board of Directors of the Bank since October 1, 1997, inquiries of certain officials of the Company and its subsidiaries responsible for financial and accounting matters, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) at a specified date not more than three days
                  prior to the date of this Agreement, there was any increase in notes or subordinated debentures payable, advances from the Federal Home Loan Bank, real estate owned, or allowance for loan losses of the Company and its consolidated subsidiaries or any decrease in total assets, total deposits or stockholders' equity of the Company and its consolidated subsidiaries or any increase in the number of outstanding shares of capital stock of the Company and its consolidated subsidiaries, in each case as compared with amounts shown in the financial statements at September 30, 1997 included in the Registration Statement; or

                           (B) for the period from October 1, 1997 to a
                  specified date not more than three days prior to the date of this Agreement, there was any decrease in consolidated net interest income, non-interest income or net income or the (split-adjusted) total or fully diluted per share amounts of net income or any increase in the consolidated provision for loan losses or non-interest expense, in each case as compared with the comparable period in the preceding year; or

                           (C) the unaudited consolidated financial statements
                  included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Commission and pursuant to the 1933 Act and the respective published rules and regulations of the Commission thereunder; or

                           (D) such unaudited consolidated financial statements
                  included in the Prospectus are not in conformity with generally accepted accounting principles ("GAAP") applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Prospectus.

                  (iii) in addition to the procedures referred to in clause (ii) above, they have performed other specified procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement (including the Summary Financial Information) (having compared such items with, and have found such items to be in agreement with, the financial statements of the Company or general accounting records of the Company, as applicable, which are subject to the Company's internal accounting controls or other data and schedules prepared by the Company from such records).

                  (f) At the Closing Time, the Representative shall have received from KPMG Peat Marwick LLP letters, in form and substance satisfactory to the Underwriters and dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter(s) furnished pursuant to Section 5(e), except that the inquiries specified in Section 5(e) shall be made based upon the latest available unaudited interim consolidated financial statements and the specified date referred to shall be a date not more than two days prior to the Closing Time.

                  (g) At the Closing Time, counsel for the Representative shall have been furnished with all such documents, certificates and opinions as they may request for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated in this Agreement and the matters referred to in Section 5(c) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; all proceedings taken by the Company at or prior to the Closing Time in connection with the authorization, issuance and sale of the Securities as contemplated in this Agreement shall be satisfactory in form and substance to the Representative and to counsel for the Representative.

                  (h) Between the date of this Agreement and the Closing Time,
(i) no downgrading shall have occurred in the rating accorded any securities of the Company or any deposit instruments of the Bank by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g) (2) under the 1933 Act and (ii) no such organization shall have given any notice of any intended or potential downgrading or of any surveillance or review, with possible negative implications, of its rating of any of the Company's securities or any deposit instruments of the Bank.

                  (i) The Company shall have paid, or made arrangements satisfactory to the Underwriters for the payment of, all such expenses as may be required by Section 4 hereof.

                  (j) In the event the Underwriters exercise their option provided in Section 2 hereof to purchase all or any portion of the Option Securities, the obligations of the several Underwriters to purchase the Option Securities that they shall have respectively agreed to purchase shall be subject to the accuracy of the representations and warranties of the Company contained herein and of the statements in any certificates furnished by the Company hereunder as of such Date of Delivery (as if made on such date), to the performance by the Company of its obligations hereunder and to the receipt by you on the Date of Delivery of:

                           (1) A certificate, dated the Date of Delivery, of the Chairman or the President and the Chief Financial Officer or Controller of the Company confirming that the certificate delivered on the Closing Time pursuant to Section 5(d) hereof remains true as of the Date of Delivery;

                           (2) The favorable opinion of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A., counsel for the Company, addressed to you and dated the Date of Delivery, in form satisfactory to Malizia, Spidi, Sloane & Fisch, P.C., your counsel, relating to the Option Securities and otherwise to the same effect as the opinion required by
         Section 5(b) hereof;

                           (3) The favorable opinion of Malizia, Spidi, Sloane & Fisch, P.C., dated the Date of Delivery, relating to the Option Shares and otherwise to the same effect as the opinion required by Section 5(c) hereof; and

                           (4) Letters from KPMG Peat Marwick LLP addressed to the Representative and dated the Date of Delivery, in form and substance satisfactory to the Representative and substantially the same in form and substance as the letters furnished to the Representative pursuant to Section 5(e) hereof.

                  (k) At the Closing Date, you shall have received an opinion from counsel to the Trustee, dated the date of its delivery, addressed to you and in form and substance satisfactory to Representative's counsel, to the effect that:

                           (1) the Trustee is a national banking association or state chartered bank or trust company and is validly existing in good standing under the laws of the jurisdiction in which it is incorporated;

                           (2) the Trustee has the power and authority to enter into the Indenture and authenticate the Debt Securities as Trustee under the Indenture;

                           (3) the Indenture has been duly authorized, executed and delivered by the Trustee, as Trustee under the Indenture, and the Indenture is valid and binding on the Trustee in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally or by equitable principles relating to the availability of remedies; and

                           (4) the Debt Securities have been duly authenticated and delivered by the Trustee, as Trustee, under the Indenture.

                  If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement may be terminated by the Representative on notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other Party, except as provided in Section 4. Notwithstanding any such termination, the provisions of Sections 7, 8, 9 and 11 shall remain in effect.

                  Section 6. [INTENTIONALLY LEFT BLANK]

                  Section 7. INDEMNIFICATION

                           (a) The Company agrees to indemnify and hold harmless
each Underwriter, officers, directors, employees, agents, and counsel of each Underwriter, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any loss, liability, claim, damage, and expense whatsoever (which shall include, but not be limited to amounts incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim or investigation whatsoever and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, contained in
(A) any Preliminary Prospectus, the Registration Statement, or the Prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto or in any document incorporated by reference therein or required to be delivered with any Preliminary Prospectus or the Prospectus or (B) in any application or other document or communication (collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the "blue sky" or securities laws thereof or filed with the Commission or any securities exchange; unless such statement or omission or alleged statement or omission was made in reliance upon and in conformity with written information concerning that Underwriter, the Underwriting Agreement or the compensation of the Underwriters furnished to the Company by or on behalf of the Underwriters expressly for inclusion in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or
(ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in the Underwriting Agreement. The foregoing indemnification with respect to any preliminary prospectus shall not inure to the benefit of the Underwriters if the person asserting any such losses, claims, damages or liabilities purchased Securities and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Underwriters to such person, if such is required by law, in connection with the written confirmation of the sale of such Securities to such person and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability, provided, that the Company delivered the Prospectus, as amended or supplemented, to the Representative or the Underwriters on a timely basis to permit such delivery or sending. For purposes of this section, the term "expense" shall include, but not be limited to, counsel fees and costs, court costs, out-of-pocket costs and compensation for the time spent by any of the Representative's directors, officers, employees and counsel according to his or her normal hourly billing rates. The indemnification provisions shall also extend to all affiliates of any of the Underwriters, their respective directors, officers, employees, legal counsel, agents and controlling persons within the meaning of the federal securities laws. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have to the Underwriters or the persons entitled to the benefit of these indemnification provisions.

                           (b) Each Underwriter severally agrees to indemnify
and hold harmless the Company, its directors, officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) above, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or any application in reliance upon and in conformity with written information about that Underwriter, the Underwriting Agreement, or the compensation of that Underwriter, furnished to the Company by that Underwriter expressly for use in the Registration Statement (or any amendment thereto) or such Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or in any application.

                           (c) An indemnified party shall give prompt notice to
the indemnifying party if any action, suit, proceeding or investigation is commenced in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve the indemnifying party from its obligations to indemnify hereunder, except to the extent that the indemnifying party has been prejudiced in any material respect by such failure. If it so elects within a reasonable time after receipt of such notice, an indemnifying party may assume the defense of such action, including the employment of counsel satisfactory to the indemnified parties and payment of all expenses of the indemnified party in connection with such action. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have promptly employed counsel satisfactory to such indemnified party or parties or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to one or more of the indemnifying parties, in any of which events such fees and expenses shall be borne by the indemnifying party and the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. The Company shall be liable for any settlement of any claim against any Underwriter (or its directors, officers, employees, affiliates or controlling persons), made with the Company's written consent, which consent shall not be unreasonably withheld. The Company shall not, without the written consent of any Underwriter, settle or compromise any claim against it based upon circumstances giving rise to an indemnification claim against the Company hereunder unless such settlement or compromise provides that such Underwriter and the other indemnified parties shall be unconditionally and irrevocably released from all liability in respect to such claim.

                           (d) In order to provide for just and equitable
contribution, if a claim for indemnification pursuant to these indemnification provisions is made but it is found in a final judgment by a court that such indemnification may not be enforced in such case, even though the express provisions hereof provide for indemnification in such case, then the Company, on the one hand, and the Underwriters, on the other hand, shall contribute to the amount paid or payable by such indemnified persons as a result of such loss, liability, claim, damage and expense in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the underwriting, and also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements, acts or omissions which resulted in such loss, liability claim, damage and expense, and any other relevant equitable considerations shall also be considered. No person found liable for a fraudulent misrepresentation or omission shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation or omission. Notwithstanding the foregoing, an Underwriter shall not be obligated to contribute any amount hereunder that exceeds the amount of the underwriting discount retained by it applicable to the Securities purchased by that Underwriter.

                           (e) The indemnity and contribution agreements
contained herein are in addition to any liability which the Company may otherwise have to the Underwriters.

                           (f) Neither termination nor completion of the
engagement of the Underwriters nor any investigation made by or on behalf of the Underwriters shall effect the indemnification obligations of the Company or the Underwriters hereunder, which shall remain and continue to be operative and in full force and effect.

                  Section 8. [INTENTIONALLY LEFT BLANK]

                  Section 9. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. The representations, warranties, indemnities, agreements and other statements of the Company or its officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company or any Underwriter or any controlling person and will survive delivery of and payment for the Securities.

                  Section 10. TERMINATION OF AGREEMENT.

                  (a) You may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any outbreak or escalation of existing hostilities or other national or international calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the Underwriters' reasonable judgment, impracticable to market the Securities or enforce contracts for the sale of the Securities, or
(iii) if trading in any securities of the Company has been suspended by the Commission, the NYSE or Nasdaq or if trading generally on the NYSE or in the over-the-counter market has been suspended (other than suspensions in trading generally for less than one trading day) or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by such exchange or by order of the Commission, the NASD or any other governmental authority with appropriate jurisdiction over such matters, or (iv) if a banking moratorium has been declared by either federal, Florida authorities, or (v) if there shall have been such material and substantial change in the market for securities in general or in political, financial or economic conditions as in your reasonable judgment makes it inadvisable to proceed with the Offering, sale and delivery of the Securities on the terms contemplated by the Prospectus, or (vi) if you reasonably determine (which determination shall be in good faith) that there has not been satisfactory disclosure of all relevant financial information relating to the Company in the Company's disclosure documents and that the sale of the Securities is unreasonable given such disclosures.

                  (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except to the extent provided in Section 4. Notwithstanding any such termination, the provisions of Sections 7 and 9 shall remain in effect.

                  Section 11. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters shall fail at the Closing Time to purchase the Initial Securities that it or they are obligated to purchase pursuant to this Agreement (the "Defaulted Securities"), you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms set forth in this Agreement; if, however, you have not completed such arrangements within such 24-hour period, then:

                           (a) if the aggregate principal amount of Defaulted
Securities does not exceed 10% of the aggregate principal amount of Initial Securities, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective Initial Securities underwriting obligation proportions bear to the underwriting obligations of all non-defaulting Underwriters; or

                           (b) if the aggregate principal amount of Defaulted
Securities exceeds 10% of the aggregate principal amount of Initial Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

                  No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

                  In the event of any such default that does not result in a termination of this Agreement, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 11.

                  Section 12. NOTICES. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices shall be addressed as follows:

If to the Underwriters:

         c/o Ryan, Beck & Co., Inc.
         220 South Orange Avenue
         Livingston, New Jersey 07039
         Attention: Bruce G. Miller, Senior Vice President

with a copy to:

         John J. Spidi, Esq.
         Malizia, Spidi, Sloane & Fisch, P.C.
         One Franklin Square, Suite 700 East
         1301 K Street, N.W.
         Washington, D.C. 20005

If to the Company:

         BankAtlantic Bancorp, Inc.
         1750 East Sunrise Boulevard
         Fort Lauderdale, Florida  33304
         Attention: Alan B. Levan, Chief Executive Officer with a copy to:

         Alison W. Miller, Esq.
         Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A. 150 West Flager Street, Suite 2200
         Miami, Florida  33130

          Section 13. PARTIES. This Agreement herein set forth is made solely for the benefit of the several Underwriters, the Company and, to the extent expressed, any person controlling the Company or the Underwriters, and the directors of the Company, its officers who have signed the Registration Statement, and their respective executors, administrators, successors and assigns and subject to the provisions of Section 11, no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from the several Underwriters of the Securities. All of the obligations of the Underwriters hereunder are several and not joint.

                  Section 14. ARBITRATION. Any claims, controversies, demands, disputes or differences between or among the parties hereto or any persons bound hereby arising out of, or by virtue of, or in connection with, or otherwise relating to this Agreement shall be submitted to and settled by arbitration conducted in Miami, Florida before one or three arbitrators, each of whom shall be knowledgeable in the field of securities law and investment banking. Such arbitration shall otherwise be conducted in accordance with the rules then obtaining of the American Arbitration Association. The parties hereto agree to share equally the responsibility for all fees of the arbitrators, abide by any decision rendered as final and binding, and waive the right to appeal the decision or otherwise submit the dispute to a court of law for a jury or non-jury trial. The parties hereto specifically agree that neither party may appeal or subject to the award or decision of any such arbitrator to appeal or review in any court of law or in equity or in any other tribunal, arbitration system or otherwise. Judgment upon any award granted by such arbitrator may be enforced in any court having jurisdiction thereof.

                  Section 15. GOVERNING LAW AND TIME. This Agreement shall be governed by the laws of the State of New Jersey. Specified times of the day refer to New York City time.

                  Section 16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

                  Section 17. REPRESENTATION OF UNDERWRITERS. You will act for the several Underwriters in connection with this financing, and any action under or in respect of this Agreement taken by you as Representative will be binding upon all Underwriters.

                            ------------------------

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                            Very truly yours,

                                            BANKATLANTIC BANCORP, INC.

                                            By:_________________________
                                               Name: Alan B. Levan
                                               Title: Chief Executive Officer

Confirmed and accepted as of
the date first above written:

RYAN, BECK & CO., INC.

By:_____________________________
Name: Bruce G. Miller
Title: Senior Vice President


FOR ITSELF AND AS REPRESENTATIVE
OF THE OTHER UNDERWRITERS
NAMED IN SCHEDULE A




                                   SCHEDULE A

                                                                              AMOUNT OF                 PERCENTAGE OF INITIAL
                                                                       INITIAL DEBT SECURITIES             DEBT SECURITIES
                           UNDERWRITER                                     TO BE PURCHASED                 TO BE PURCHASED
                           -----------                                 -----------------------          ---------------------
Ryan, Beck & Co, Inc.............................................                                                   %





     TOTAL.......................................................              $100,000,000                      100%
                                                                               ============                      ===


                                    EXHIBIT A

                           BANKATLANTIC BANCORP, INC.
                             (a Florida corporation)

       $100,000,000 of _____% Convertible Subordinated Debentures Due 2007



                          PRICE DETERMINATION AGREEMENT

                                                          __________ ____, 1997

RYAN, BECK & CO., INC.
As Representative of the several Underwriters
220 South Orange Avenue
Livingston, New Jersey 07039

Dear Sirs:

         Reference is made to the Underwriting Agreement dated the date hereof (the "Underwriting Agreement") among BankAtlantic Bancorp, Inc. (the "Company") and the several Underwriters named in Schedules A and B thereto or hereto (the "Underwriters") for whom Ryan, Beck & Co. is acting as representative (the "Representative"). The Underwriting Agreement provides for the purchase by the Underwriters from the Company, subject to the terms and conditions set forth therein, of $100.0 million, subject to a $15.0 million adjustment (to cover over-allotments, if any) up to $115.0 million, in aggregate principal amount of the _____% Convertible Subordinated Debentures Due 2007 of the Company (the "Debt Securities"). This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

         Pursuant to Section 2 of the Underwriting Agreement, the Company agrees with the Representative as follows:

                  1. The public offering price per $1,000 principal amount for the Debt Securities shall be 100.00% of the principal amount thereof.

                  2. The purchase price for the Debt Securities to be paid by the Underwriters shall be _____% of the principal amount thereof.

                  3. The interest rate on the Debt Securities shall be _____% per annum.

                  4. The Debt Securities are convertible into shares of Class A Common Stock of the Company at a conversion price of $_____ per share (equivalent to a conversion rate of ______ shares per $1,000 principal amount of Debt Securities).

                  5. The redemption price for the Debt Securities redeemable at the option of the Company (expressed as a percentage of principal amount), if redeemed during the twelve-month period beginning __________ of the years indicated, shall be:

                  YEAR                                    PERCENTAGE
                  ----                                    ----------
                                                                %



                       and Thereafter

                  The amount payable upon redemption of the Debt Securities shall include the redemption price shown above, together with accrued and unpaid interest to the date fixed for redemption.

         The Company represents and warrants to each of the Underwriters that the representations and warranties of the Company set forth in Section 1(a) of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

         As contemplated by Section 2 of the Underwriting Agreement, attached as Schedule A is a completed list of the several Underwriters, which shall be a part of the Agreement and the Underwriting Agreement.

         This Agreement shall be governed by the laws of the State of New
Jersey.

         If the foregoing is in accordance with the understanding of the Representative of the agreement between the Underwriters and the Company, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts and together with the Underwriting Agreement, shall be a binding agreement between the Underwriters and the Company in accordance with its terms and the terms of the Underwriting Agreement.

                                               Very truly yours,

                                               BANKATLANTIC BANCORP, INC.

                                               By: __________________________
                                                        Alan B. Levan
                                                        Chairman of the Board
                                                        Chief Executive Officer

Confirmed and accepted as of
the date first above written:


RYAN, BECK & CO., INC.


By: __________________________
         Bruce G. Miller
         Senior Vice President

FOR ITSELF AND AS REPRESENTATIVE OF
THE OTHER UNDERWRITERS NAMED IN
SCHEDULE A [ATTACHED TO THE UNDERWRITING AGREEMENT]